                            SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                               (Amendment No. __ )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                            SELECT TEN PLUS FUND, LLC
                (Name of Registrant as Specified In Its Charter)


       -------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                            SELECT TEN PLUS FUND, LLC
                             515 West Market Street
                           Louisville, Kentucky 40202

                  --------------------------------------------

                    Notice of Special Meeting of Shareholders

                  --------------------------------------------


To the Shareholders of Select Ten Plus Fund, LLC:

         A special meeting of shareholders (the "Meeting") of the June, September and December Divisions (each a "Division" and collectively, the "Divisions"), each a series of Select Ten Plus Fund, LLC (the "Fund"), will be held at 515 West Market Street, Louisville, Kentucky 40202, on April 4, 2000, at 4:00 p.m., Eastern Time. The purpose of the Meeting is:

1. to approve or disapprove a new investment management agreement between the Fund and Touchstone Advisors, Inc. (the "New Manager"), separately with respect to each Division;

2. to approve or disapprove a new sub-advisory agreement between the New Manager and National Asset Management Corporation, separately with respect to each Division;

3. to elect a slate of five members to the Fund's Board of Managers to hold office until their successors are duly elected and qualified;

4. to ratify or reject the selection of Ernst & Young LLP as the Fund's independent accountants for the fiscal year ending December 31, 2000; and

5. to transact such other matters as may properly come before the Meeting or any adjournment thereof.

         The Board of Managers of the Fund has fixed the close of business on February 24, 2000 as the record date for determining the number of shares outstanding and the contract holders entitled to give voting instructions with respect to the Fund.

                                             By Order of the Board of Managers,


                                             Kevin L. Howard
                                             Secretary

March 3, 2000


EACH CONTRACT HOLDER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTIONS CARD AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED.

                            SELECT TEN PLUS FUND, LLC
                             515 West Market Street
                           Louisville, Kentucky 40202

                    -----------------------------------------

                                 PROXY STATEMENT
                        Special Meeting of Shareholders
                           April 4, 2000 at 4:00 p.m.

                    -----------------------------------------

         THE BOARD OF MANAGERS OF SELECT TEN PLUS FUND, LLC (THE "FUND") SOLICITS YOUR PROXY FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING"). The Meeting is scheduled to be held at 515 West Market Street, Louisville, Kentucky 40202, on April 4, 2000 at 4:00 p.m. As described in more detail below, the Meeting is being called for the following purposes:

------------------------------------------------------------------------------------ -------------------------------------
                                SUMMARY OF PROPOSAL                                          DIVISION(S) TO WHICH
                                                                                               PROPOSAL APPLIES
------------------------------------------------------------------------------------ -------------------------------------
1.     To approve or disapprove a new investment management agreement (the "New      Each Division, voting separately
       Management Agreement") between the Fund and Touchstone Advisors, Inc. (the
       "New Manager" or "Touchstone Advisors").
------------------------------------------------------------------------------------ -------------------------------------
2.     To approve or disapprove a new sub-advisory agreement between  the New        Each Division, voting separately
       Manager and National Asset Management Corporation (the "Sub-Adviser") as
       sub-adviser.
------------------------------------------------------------------------------------ -------------------------------------
3.     To elect a slate of five members to the Fund's Board of Managers to hold      All Divisions, voting together as a
       office until their successors are duly elected and qualified.                 single class
------------------------------------------------------------------------------------ -------------------------------------
4.     To ratify or reject the selection of Ernst & Young LLP as the Fund's          All Divisions, voting together as a
       as a independent accountants for the fiscal year                              single class
       ending December 31, 2000.
------------------------------------------------------------------------------------ -------------------------------------
5.     To transact such other matters as may properly come before the Meeting or     All Divisions
       any adjournment thereof.
------------------------------------------------------------------------------------ -------------------------------------

         The Fund was created in Delaware on September 30, 1998, and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It is a series-type investment company currently consisting of four investment portfolios (each, a "Division" and collectively the "Divisions"). Shares of the Divisions are offered to a separate account of National Integrity Life Insurance Company ("National Integrity") for the investment of contributions under certain variable annuity contracts issued by National Integrity.

         This Proxy Statement is being furnished on or about March 1, 2000, on behalf of the Board of Managers of the Fund (the "Board of Managers," the "Board" or the "Managers") to the shareholders of the Fund for their use in obtaining voting instructions from the contract holders on the proposals to be considered at the Meeting. The Board of Managers has fixed the close of business on February 24, 2000 as the record date (the "Record Date") for determining the number of shares outstanding and the contract holders entitled to give voting instructions to National Integrity. At the Record Date, the total number of outstanding shares of the Divisions were as follows:

                                                Total Number
                  Division                  of Shares Outstanding
                  --------                  ---------------------
                  June Division             30,091.19

                  September Division        39,729.27

                  December Division         6,009.162

         As of the Record Date, no person or "group" (as such term is defined in the Securities Exchange Act of 1934, as amended, and the rules thereunder) was known to the Fund to have allocated contributions under variable annuity contracts such that, upon the pass-through of voting rights by National Integrity, such person or group would have the right to give voting instructions with respect to more than 5% of the outstanding shares of any Division. The Managers and officers of the Fund, both individually and as a group, own less than 1% of each Division's outstanding shares.

         The Fund expects that the solicitation of voting instructions from contract holders will be made by mail. All costs of the meeting and of soliciting proxies will be borne by The Western and Southern Life Insurance Company ("Western & Southern") or one of its affiliates.

         National Integrity, the holder of record of shares of the Divisions, is required to "pass through" to its contract holders the right to vote shares of the Divisions. The Fund expects that National Integrity will solicit voting instructions from its contract holders and that National Integrity will vote 100% of the shares of the Divisions held by its separate account. National Integrity will vote shares of the Divisions for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on a proposal. Unmarked voting instructions from contract holders will be voted in favor of the proposals. National Integrity, as record shareholder of the Divisions, may adjourn the meeting of shareholders for a period or periods of not more than 60 days in the aggregate if necessary to obtain additional voting instructions from contract holders. The cost of preparing and distributing to contract holders additional proxy materials if required in connection with any adjournment will be borne as set forth in the preceding paragraph.

         Proxies executed by shareholders may be revoked by a written instrument received by the Secretary of the Fund at any time before they are exercised, by the delivery of a later-dated proxy or by attendance at the meeting and voting in person. Pursuant to the Fund's Rules and Regulations, the presence in person or by proxy of the holders of record of one-third of the shares issued and outstanding and entitled to vote at a meeting shall constitute a quorum for the transaction of business at such meeting.

         The shareholders of each of the Divisions vote separately with respect to Proposal Nos. 1 and 2 and together as a single class with respect to Proposal Nos. 3 and 4.

         All information in the Proxy Statement about Integrity Capital Advisors, Inc. (the "Current Manager") has been provided by the Current Manager. All information about ARM Financial Group, Inc. ("ARM") and National Integrity has been provided by ARM. All information in the Proxy Statement about the New Manager and Western & Southern has been provided by the New Manager and Western & Southern, respectively. All information in the Proxy Statement about the Sub-Adviser has been provided by the Sub-Adviser.


EACH CONTRACT HOLDER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIOS BY FILLING IN, DATING AND SIGNING THE VOTING INSTRUCTIONS CARD FOR THE PORTFOLIO AND RETURNING THE CARD IN THE RETURN ENVELOPE PROVIDED.

            PROPOSAL NO. 1: APPROVAL OF THE NEW MANAGEMENT AGREEMENT
                                  JUNE DIVISION
                               SEPTEMBER DIVISION
                                DECEMBER DIVISION

BACKGROUND

         The Current Manager and National Integrity are direct or indirect wholly-owned subsidiaries of ARM. In May 1999, ARM announced that it was exploring strategic alternatives, including the sale of ARM's subsidiaries or its businesses. Effective August 20, 1999, Integrity Life Insurance Company ("Integrity"), of which National Integrity is a wholly-owned subsidiary, consented to an Order of Supervision issued by the Director of Insurance of the State of Ohio (the "Ohio Insurance Department"). ARM sought protection for Integrity following ratings downgrades with respect to Integrity's claims paying ability, which were primarily attributed to the potential inability of ARM to meet certain contractual covenants related to its institutional business. Integrity has reported that these ratings have no bearing on or relationship to the performance of the separate accounts of Integrity, National Integrity, or the Fund. The regulatory action by the Ohio Insurance Department was intended to ensure an orderly process for addressing the financial obligations of Integrity and to protect the interests of its individual contract holders.

         Subsequent to the issuance of the Order of Supervision, ARM continued to explore the possible sale of Integrity and National Integrity, among other strategic alternatives. On December 17, 1999, ARM announced that it had signed a definitive agreement whereby Western & Southern would acquire the insurance subsidiaries of ARM (the "Transaction"). The Transaction is expected to close late in the first quarter of 2000 (the "Closing Date"). The Transaction is being implemented pursuant to a chapter 11 bankruptcy case filed by ARM on December 20, 1999. In addition to approval by the bankruptcy court, the closing of the Transaction is subject to the approval of various state departments of insurance and other customary conditions to closing. The Current Manager is not being sold in the Transaction. However, it is contemplated that upon consummation of the Transaction, the Current Manager will cease operations as an investment adviser. Therefore, as part of the Transaction, it is proposed that the investment advisory agreement between the Current Manager and the Fund (the "Current Management Agreement") be assigned to the New Manager, an advisory affiliate of Western & Southern, subject to approval by the shareholders of each Division. Specifically, it is proposed that the Fund enter into the New Management Agreement with the New Manager and that the New Manager enter into a new sub-advisory agreement (the "New Sub-Advisory Agreement") with the Sub-Adviser, each to become effective upon the later of the Closing Date or the date shareholder approval is received. The New Sub-Advisory Agreement and the New Management Agreement are hereinafter collectively referred to as the "New Advisory Agreements."

         The New Management Agreement is identical to the Current Management Agreement, with the exception of the identity of the investment manager and the effective date. A copy of the New Management Agreement is annexed to this Proxy Statement as Exhibit A. The New

Management Agreement is being submitted for approval by shareholders of each Division.

         In addition, the New Sub-Advisory Agreement between the New Manager and the Sub-Adviser on behalf of each Division is identical to the sub-advisory agreement that is in effect (the "Current Sub-Advisory Agreement," and together with the Current Management Agreement, the "Current Advisory Agreements"), with the exception of the identity of the investment manager and the effective date.

         The New Management Agreement was approved by the Board of Managers of the Fund, including the Managers who are not "interested persons" of the Fund ("Independent Managers") on February 18, 2000.

         On February 18, 2000, in connection with the approval of the New Advisory Agreements, the Board of Managers considered that the Transaction might close and the Current Manager might cease operations prior to the date of this Meeting and receipt of shareholder approval of the New Advisory Agreements. Accordingly, the Board of Managers, including all the Independent Managers, approved an interim management agreement ("Interim Management Agreement") with the New Manager, which will take effect upon the Closing Date if shareholder approval of the New Management Agreement has not yet been obtained, and may be in effect for a period of up to 150 days. The Interim Management Agreement contains substantially the same terms as the New Management Agreement. In addition, the Board of Managers, including the Independent Managers, approved an interim sub-advisory agreement ("Interim Sub-Advisory Agreement") with the Sub-Adviser containing substantially the same terms as the Current Sub-Advisory Agreement between the Current Manager and the Sub-Adviser. The Sub-Adviser will serve pursuant to the Interim Sub-Advisory Agreement from the Closing Date (if shareholder approval of the New Sub-Advisory Agreement has not yet been obtained) for a period of up to 150 days. Both the Interim Management Agreement and Interim Sub-Advisory Agreement require all management and sub-advisory fees to be escrowed pending shareholder approval of the New Advisory Agreements.

THE CURRENT AND NEW MANAGEMENT AGREEMENTS

         The Current Management Agreement was initially and most recently submitted to and approved by shareholders on May 14, 1999. The following is a summary of the material terms of the New Management Agreement, which are the same as the material terms of the Current Management Agreement, except with respect to the identity of the investment manager and the effective date:

         SERVICES. Pursuant to the New Management Agreement between the Fund and the New Manager, the New Manager will be responsible for the management of the Fund and administration of its business affairs. The New Manager will be authorized to enter into sub-advisory agreements with registered investment advisers pursuant to which it may delegate its obligations for providing investment advisory and certain other services in connection with the Divisions. Pursuant to such authority, the New Manager will enter into the New Sub-Advisory

Agreement with the Sub-Adviser. The New Manager will be responsible, among other things, for general supervision of the Sub-Adviser, subject to general oversight by the Board of Managers. In addition, the New Manager will be obligated to keep certain books and records of the Fund and administer the Fund's corporate affairs. In connection therewith, the New Manager will furnish the Fund with office facilities, together with those ordinary clerical and bookkeeping services that will not be furnished by the Fund's custodian or transfer and dividend disbursing agent.

         COMPENSATION FOR SERVICES. Each Division will pay the New Manager a fee (the "Management Fee") at the annual rate of .50%, accrued daily and calculated as a percentage of the net assets of each Division. The New Manager will compensate each Sub-Adviser out of the Management Fee received.

          The aggregate fees paid to the Current Manager by the Divisions under the Current Management Agreement for the fiscal year ended December 31, 1999 were $1,228, as follows:

                  June Division                      $789
                  September Division                 $438
                  December Division                  $  1

         The Current Manager compensated the Sub-Adviser out of these fees in the amounts discussed below under Proposal No. 2, "The Sub-Advisory Agreements - Compensation for Services."

         PAYMENT OF EXPENSES. Each Division will bear all expenses incurred in its operation that are not specifically assumed by the New Manager. General expenses of the Fund not readily identifiable as belonging to one of the Divisions will be allocated among the Divisions by or under the direction of the Board of Managers in such manner as the Board determines to be fair and equitable.

         The New Manager has agreed to voluntarily limit the expenses of the Divisions, other than for brokerage commissions and the Management Fee, to .35% of average net assets on an annualized basis. The reimbursement of Division expenses results in an increase in each Division's yield and total return. There is no intent to change the terms of this reimbursement plan at this time. For the fiscal year ended December 31, 1999, the Current Manager reimbursed the Divisions as follows:

                  June Division                      $19,289
                  September Division                 $ 9,712
                  December Division                  $   208

         LIMITATION OF LIABILITY. Under the New Management Agreement, except as may otherwise be required under the 1940 Act, the New Manager and any of its affiliates and each person who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the New Manager, will not be liable for any error or judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the New Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the New Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

         TERM. The New Management Agreement provides that it will continue in effect for two years and thereafter from year to year, subject to approval at least annually in accordance with the requirements of the 1940 Act ("Annual Approval").

         TERMINATION; ASSIGNMENT. The New Management Agreement may be terminated at any time without penalty upon 60 days written notice by the New Manager, the Board of Managers, acting pursuant to a resolution adopted by a majority of the Independent Managers, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of a Division (as defined in the 1940
Act). The New Management Agreement also provides that it will terminate in the event of its assignment (as defined in the 1940 Act).

BOARD CONSIDERATIONS

         At a regular meeting of the Board of Managers of the Fund held on August 17, 1999, ARM management discussed with the Board the various strategic alternatives that ARM was exploring, including the possible sale of ARM's subsidiaries or businesses. Management explained that such subsidiaries could potentially include Integrity, National Integrity and/or the Current Manager. As part of this presentation, ARM management provided the Board with information about the financial condition of ARM and the Current Manager. ARM assured the Board that while it was exploring strategic alternatives, the Current Manager would have the financial resources and personnel necessary to continue to render services to the Fund of the same nature and quality as had been rendered in the past. The Board appointed one of the Independent Managers to serve as the liaison with ARM management to monitor the situation and to report to the other Independent Managers as to the status of ARM and the Current Manager and as to the Current Manager's ability to continue to provide the Fund with the necessary services.

         The Board held a special telephonic meeting on August 24, 1999, at which ARM management updated the Independent Managers as to the status of the strategic alternatives being pursued by ARM. Management also reported that Integrity had consented to an Order of Supervision issued by the Ohio Insurance Department and discussed with the Board the potential implications of such Order. ARM management assured the Board that the Order of Supervision would not affect the day-to-day operations of the Current Manager and that the Fund could continue to expect to receive the same level and quality of services. In that regard, ARM management stated that employee retention was not proving to be a problem and that the Current Manager had sufficient staff to continue managing the Fund efficiently and effectively. At the request of the Board, management agreed to prepare and present to the Board a contingency plan for the continued management of the Fund if the Board were to determine that the Current

Manager's ability to continue to provide high quality services to the Fund had become impaired. Management also committed to continue to keep the Board informed as to the status of ARM's condition, financial and otherwise, and of the strategic alternatives being considered insofar as they could potentially affect management of the Fund.

         At a special telephonic meeting on September 17, 1999, ARM management further updated the Board as to ARM's pursuit of strategic alternatives and the development of contingency plans for ensuring continued management services for the Fund. Management also informed the Board that it was negotiating with Western & Southern with respect to the purchase of Integrity and National Integrity. The Board held another special telephonic meeting on November 1, 1999, and an in-person meeting on November 17, 1999, during which the Board received further information on the status of the proposed transaction with Western & Southern, as well as other relevant matters relating to the condition of ARM and the Current Manager.

         At an in-person meeting of the Board held on February 18, 2000, ARM management proposed that in connection with the Transaction the Board approve the New Management Agreement with the New Manager and the New Sub-Advisory Agreement between the New Manager and the Sub-Adviser. ARM management explained that, following consummation of the Transaction, it was contemplated that the Current Manager would cease operations, and that its key personnel would be employed by the New Manager. A representative of Western & Southern and the New Manager attended the meeting and made a detailed presentation to the Board about the organization's resources, personnel, experience and commitment to the Fund. Counsel to the Independent Managers was present at each of the meetings described above.

         Following the presentation by ARM management and Western & Southern, the Board of Managers, including all of the Independent Managers, determined that the terms of the New Management Agreement are fair and reasonable and that the approval of the New Management Agreement on behalf of the Fund and each Division is in the best interests of the Fund and of each respective Division and its shareholders.

         In determining to approve the New Management Agreement, the Managers evaluated the factors they deemed relevant with respect to each Division. Among other things, the Board considered that the Current Manager would be going out of business in connection with the sale of Integrity and National Integrity and the bankruptcy of ARM. The Board considered that the New Manager will employ key management personnel of the Current Manager and that, although the identity of the investment manager will change, senior officers of Western & Southern and the New Manager have assured the Board that there will be no change in the nature or quality of services currently and historically provided to the Fund. The officers of Western & Southern also provided assurances that they do not foresee any changes in the day-to-day operations of the Fund as a result of the Transaction and that the New Manager has the financial ability and other resources to fulfill its commitment to the Fund under the New Management Agreement. The Board also considered that ARM was selling National Integrity, the separate account of which is the sole shareholder of the Fund, to Western & Southern and that it would be consistent with contract holders' likely expectation to retain as investment manager for the Fund an affiliate of

National Integrity following the Transaction.

         The Board also considered that the New Management Agreement is the same as the Current Management Agreement in all material respects, including the rate of Management Fee, and any waivers or reimbursements. The Board also considered that the compensation to be paid by the New Manager to the Sub-Adviser under the New Sub-Advisory Agreement would result in the New Manager being compensated at the same rates as under the Current Advisory Agreements. The Board determined that it was necessary and in the best interests of each Division and its shareholders to enter into the New Management Agreement to ensure continued receipt of the same quality of services as is currently provided.

         In addition, the Board of Managers, including all the Independent Managers, determined that the terms of the Interim Management Agreement are fair and reasonable. In determining to approve the Interim Management Agreement, the Board of Managers considered, among other things, that the compensation earned under the Interim Management Agreement will be held in an interest-bearing escrow account with the Fund's custodian and if a majority of the Fund's outstanding voting securities approve the New Management Agreement by the end of the 150 day period, the amount in escrow (including interest earned) will be paid to the New Manager. The Board also took into account that if a majority of the Fund's outstanding voting securities do not approve the New Management Agreement, the New Manager will be paid, out of the escrow account, the lesser of: (a) any costs incurred while preforming the Interim Management Agreement (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account (plus interest earned).

RECOMMENDATION OF THE BOARD OF MANAGERS

         At an in-person meeting held on February 18, 2000, the Board of Managers, including all of the Independent Managers, voted unanimously to approve the New Management Agreement and to recommend to shareholders that they vote "FOR" Proposal No. 1.

VOTE REQUIRED FOR PROPOSAL NO. 1

         Shareholders of each Division vote separately on whether to approve Proposal No. 1 with respect to that Division. Approval of Proposal No. 1 with respect to a Division requires the affirmative vote of a majority of the outstanding voting securities of that Division. "Majority" for this purpose under the 1940 Act means the lesser of (1) more than 50% of the outstanding shares of the Division or (2) 67% or more of the shares of the Division represented at the meeting if more than 50% of such shares are represented.

         IF PROPOSAL NO. 1 IS NOT APPROVED BY THE SHAREHOLDERS OF ANY DIVISION, THE BOARD WILL CONSIDER WHAT ACTION, IF ANY, SHOULD BE TAKEN TO OBTAIN THE NECESSARY INVESTMENT MANAGEMENT AND ADMINISTRATIVE SERVICES. FAILURE TO APPROVE PROPOSAL NO. 1 BY THE SHAREHOLDERS OF A PARTICULAR DIVISION WILL NOT AFFECT THE APPROVAL OF PROPOSAL NO. 1 WITH RESPECT TO ANY OTHER DIVISION.

           PROPOSAL NO. 2: APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

                                  JUNE DIVISION
                               SEPTEMBER DIVISION
                                DECEMBER DIVISION

BACKGROUND

         The Current Sub-Advisory Agreement is between the Current Manager and the Sub-Adviser. Accordingly, in connection with the approval of the New Management Agreement, the Board of Managers of the Fund approved the New Sub-Advisory Agreement between the New Manager and the Sub-Adviser, on behalf of each Division. The New Sub-Advisory Agreement is being submitted for approval by shareholders of each Division. A form of the New Sub-Advisory Agreement between the New Manager and the Sub-Adviser is annexed to this Proxy Statement as Exhibit B. The New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement, with the exception of the identity of the investment manager and the effective date. It is proposed that the New Sub-Advisory Agreement will become effective upon the later of the Closing Date or approval by shareholders.

THE CURRENT AND NEW SUB-ADVISORY AGREEMENTS

         The Current Sub-Advisory Agreement between the Current Manager and the Sub-Adviser was initially and most recently submitted to and approved by shareholders on May 14, 1999. The following is a summary of the material terms of the New Sub-Advisory Agreement, which are the same as the material terms of the Current Sub-Advisory Agreement, with the exception of the identity of the investment manager and the effective date:

         ADVISORY SERVICES. The Sub-Adviser will provide a continuous investment program for the Divisions and will determine the composition of each Division's assets.

         COMPENSATION FOR SERVICES. The New Manager (and not the Fund) will pay the Sub-Adviser a sub-advisory fee based on an annual rate of .10% of the Divisions' total average daily net assets up to $100 million and .05% of total average daily net assets in excess of $100 million. The foregoing rate is the same as the rate in effect under the Current Sub-Advisory Agreement. For the fiscal year ended December 31, 1999, the Sub-Adviser received the following fees:

                  June Division                      $197
                  September Division                 $110
                  December Division                   -0-


         PAYMENT OF EXPENSES. The Sub-Adviser agrees to assume and pay all of the costs and expenses of performing its obligations thereunder.

         LIMITATION OF LIABILITY. Under the New Sub-Advisory Agreement, except as may otherwise be required under the 1940 Act, the Sub-Adviser and any of its affiliated persons and each person who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Sub-Adviser will not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered thereunder, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties thereunder.

         TERM. The New Sub-Advisory Agreement will continue for two years and thereafter from year to year subject to Annual Approval.

         TERMINATION; ASSIGNMENT. The New Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days written notice by the Sub-Adviser, the New Manager, the Board of Managers, acting pursuant to a resolution adopted by a majority of the Independent Managers, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Divisions (as defined in the 1940 Act). The New Sub-Advisory Agreement also provides that it will automatically terminate in the event of its assignment (as defined in the 1940 Act) or termination of the New Management Agreement.

BOARD CONSIDERATIONS

          The Board of Managers, including all the Independent Managers, determined that the terms of the New Sub-Advisory Agreement are fair and reasonable and that the approval of the New Sub-Advisory Agreement on behalf of the Fund and each Division is in the best interests of the Fund and of each respective Division and its shareholders. In determining to approve the New Sub-Advisory Agreement, the Board of Managers evaluated the factors they deemed relevant with respect to each Division, including factors described above with respect to the New Management Agreement. In addition, the Board considered that it is anticipated that the Transaction will have no effect with respect to the operations of the Sub-Adviser, since it is independent of both ARM and Western & Southern, and their affiliates.

         In addition, the Board of Managers, including all the Independent Managers, determined that the terms of the Interim Sub-Advisory Agreement relating to each of the Divisions are fair and reasonable. In determining to approve the Interim Sub-Advisory Agreement, the Board of Managers considered, among other things, that the compensation earned under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account with the Fund's custodian and if a majority of the Fund's outstanding voting securities approve the New Sub-Advisory Agreement by the end of the 150 day period, the amount in escrow (including interest earned) will be paid to the Sub-Adviser. The Board also took into account that if a majority of the Fund's outstanding voting securities do not approve the New Sub-Advisory Agreement, the Sub-Adviser will be paid, out of the escrow account, the lesser of: (a) any costs incurred while performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account (plus interest earned).

RECOMMENDATION OF THE BOARD OF MANAGERS

         At an in-person meeting held on February 18, 2000, the Board of Managers, including all of the Independent Managers, voted unanimously to approve the New Sub-Advisory Agreement for each Division and to recommend that shareholders of each Division vote "FOR" the New Sub-Advisory Agreement.

VOTE REQUIRED FOR PROPOSAL NO. 2

         Shareholders of each Division vote separately on whether to approve Proposal No. 2 with respect to that Division. Approval of Proposal No. 2 with respect to a Division requires the affirmative vote of a majority of the outstanding voting securities of that Division. "Majority" for this purpose under the 1940 Act means the lesser of (1) more than 50% of the outstanding shares of the Division or (2) 67% or more of the shares of the Division represented at the meeting if more than 50% of such shares are represented.

         IF PROPOSAL NO. 2 IS NOT APPROVED BY THE SHAREHOLDERS OF ANY DIVISION, THE BOARD WILL CONSIDER WHAT OTHER ACTION, IIF ANY, SHOULD BE TAKEN TO OBTAIN SUB-ADVISORY SERVICES. FAILURE TO APPROVE PROPOSAL NO. 2 BY THE SHAREHOLDERS OF A PARTICULAR DIVISION WILL NOT AFFECT THE APPROVAL OF PROPOSAL NO. 2 WITH RESPECT TO ANY OTHER DIVISION.


                      PROPOSAL NO. 3: ELECTION OF MANAGERS
                                  ALL DIVISIONS

         At the Meeting, a slate of five nominees, including four who are not interested persons of the Fund, will be elected to serve as Managers of the Fund, to hold office until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote for the election of each of the nominees named below, each of whom has consented to be a nominee. The nominees consist of the four incumbent Managers and one other individual, Irvin W. Quesenberry, Jr.

         If any of the nominees become unavailable for election as a Manager before the Meeting, proxies will be voted for the other persons that the Managers recommend.

INFORMATION REGARDING NOMINEES - PRINCIPAL OCCUPATION AND OTHER INFORMATION

None of the following nominees owns any shares of any Division.

Name, Age and Address          Other Business Activities in Past Five Years
---------------------          --------------------------------------------
John R. Lindholm (51)*         President of Integrity since November 1993; President of National Integrity
515 West Market Street         since September 1997; Executive Vice President - Chief Marketing Officer of
Louisville, KY 40202           ARM since 1993; Manager of the Fund since May 1999; Director of The Legends
                               Fund, Inc. since October 1993; Chairman and Director of the mutual funds in the State Bond Group of mutual funds from June 1995 to December 1996.

Chris LaVictoire Mahai (44)    CEO AisleFive, interactive marketing firm; President, Clavm, Inc., a
244 North First Avenue         consulting and project management firm; Fellow, the Poynter Institute for
Minneapolis, MN 55401          Media Studies; Board Member (Cowles Media) Star Tribune Foundation from
                               September 1992 to June 1998; Senior Vice  President, Cowles Media Company/Star
                               Tribune from August 1993 to June 1998; Manager of the Fund since May 1999;
                               Director of The Legends Fund, Inc. since October 1997; Director of the mutual funds in the State Bond Group of mutual funds from June 1984 to
                               December 1996.

William B. Faulkner (72)       President, William Faulkner & Associates (business and institutional adviser)
240 East Plato Blvd.           since 1986; Manager of the Fund since May 1999; Director of The Legends Fund,
St. Paul, MN 55107             Inc. since November 1995; Director of the mutual funds in the State Bond
                               Group of mutual funds from June 1984 to December 1996.

John Katz (61)                 Investment banker since January 1991; Manager of the Fund since May 1999;
10 Hemlock Road                Director of The Legends Fund, Inc. since November 1992; Director of the
Hartsdale, NY                  mutual funds in the State Bond Group of mutual funds from June 1995 to
                               December 1996.

Irvin W. Quesenberry, Jr. (51) Retired Founder and Managing Director of National Asset Management, an
2939 Rainbow Drive             investment counseling firm from 1979 to 1995**; Board member of Louisville
Louisville, KY 40206           Water Company since 1986; Member, Louisville Community Foundation Investment
                               Committee.

         The Managers met five times during the fiscal year ended December 31, 1999. The incumbents attended 100% of the aggregate number of meetings of the Managers. The Board has an audit committee consisting of Messrs. Katz and Faulkner and Ms. Mahai. The Board's audit committee, which selects and oversees the Fund's independent accountants, met once during the fiscal year ended December 31, 1999 and all of the members attended. The Board has no standing nominating or compensating committees.

EXECUTIVE OFFICERS OF THE FUND

------------
         *Mr. Lindholm is an interested person of the Fund and the Current Manager as defined in the 1940 Act, by virtue of his positions with ARM.

         **Mr. Quesenberry no longer has any interest in National Asset Management.

Name (Age)                   Position with the Fund    Experience During the Past Five Years
----------                   ----------------------    -------------------------------------
Edward J. Haines (53)        President                 Senior Vice President of Marketing for ARM
                                                       since December, 1993.

Kevin L. Howard (35)         Secretary                 Senior Vice President and Counsel of ARM since
                                                       October 1998; Assistant General Counsel of ARM
                                                       from January 1994 until October 1998.

Don W. Cummings (36)         Controller                Chief Financial Officer, Retail Business
                                                       Division of ARM since November, 1996; Strategic
                                                       Initiatives Officer of ARM from April 1996
                                                       until November 1996; Controller of ARM from
                                                       November 1993 until April 1996.

Meredith Hettinger (28)      Assistant Secretary       Financial Manager-Corporate Controllers
                                                       department of ARM since April 1998; Financial
                                                       Analyst-Corporate Controllers department from
                                                       June 1995 until April 1998; Tax Accountant-
                                                       Ernst and Young, LLP from August 1993 until May
                                                       1995.

Hope Oliver (24)             Assistant Secretary       Financial Analyst of ARM since August 1998;
                                                       Staff Accountant of McCauley, Nicolas & Company
                                                       LLC from December 1995 until August 1998.
Kay Dieterlen (37)           Assistant Secretary       Legal Specialist of ARM since November 1993.

         All officers of the Fund have been elected to serve until their successors are elected and qualified. Each officer's address is 515 West Market Street, Louisville, KY.

REMUNERATION OF MANAGERS AND OFFICERS

         The Fund pays Managers who are not interested persons of the Fund fees for serving as Managers. During the fiscal year ended December 31, 1999, the Fund paid the Managers who are not interested persons of the Fund a combined total of $10,750 exclusive of expenses. Because the Current Manager and the Sub-Adviser perform substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of the Current Manager, National Integrity or the Sub-Adviser receives any compensation from the Fund for acting as a Manager or officer.

         The following table sets forth for the fiscal year ended December 31, 1999, compensation paid by the Fund to the Independent Managers. Managers who are interested persons, as defined in the 1940 Act, receive no compensation from the Fund.

                           Aggregate       Pension or Retirement   Estimated Annual   Total Compensation
                           Compensation    Benefits Accrued as     Benefits Upon      from Fund Paid to
Name of Manager            from Fund       Part of Fund Expenses   Retirement         Managers
---------------            ---------       ---------------------   ----------         --------
William B. Faulkner        $3,750          None                    N/A                $3,750
John Katz                  $3,750          None                    N/A                $3,750
Chris L. Mahai             $3,250          None                    N/A                $3,250

VOTE REQUIRED FOR PROPOSAL NO. 3

         The nominees receiving the affirmative vote of a majority of the votes cast for the election of Managers at the Meeting will be elected, provided a quorum is present. Shares of all Divisions of the Fund vote together as a single class for the Managers of the Fund.

BOARD RECOMMENDATION

         At an in-person meeting held on February 18, 2000, the Board of Managers, including all of the Independent Managers, voted unanimously to nominate the five individuals named in this Proxy Statement to serve as Managers of the Fund and to recommend to shareholders that they vote in favor of all of the nominees.

                PROPOSAL NO. 4: RATIFICATION OF THE SELECTION OF
                             INDEPENDENT ACCOUNTANTS

                                  ALL DIVISIONS

         Under Proposal No. 4, shareholders of the Fund are being asked to ratify the Board's selection of independent accountants for the Fund for the fiscal year ending December 31, 2000. The firm of Ernst & Young LLP has extensive experience in investment company accounting and auditing and has served as independent accountants to the Fund since May 1999. The financial statements to be included in the Fund's Annual Report, dated December 31, 1999, will have been examined by Ernst & Young LLP. It is not expected that a representative of Ernst & Young LLP will be present at the Meeting.

RECOMMENDATION OF THE BOARD OF MANAGERS

         At an in-person meeting held on February 18, 2000, the Board of Managers, including all of the Independent Managers, voted unanimously to ratify the Board's selection of independent accountants and to recommend to shareholders that they vote "FOR" Proposal No. 4.


                               GENERAL INFORMATION

INFORMATION ABOUT THE NEW MANAGER

         TOUCHSTONE ADVISORS, INC., 311 Pike Street, Cincinnati, Ohio 45202, and its 111-year-old parent company, Western & Southern, 400 Broadway, Cincinnati, Ohio 45202, are part of The Western-Southern Enterprise-Registered Trademark- (the "Enterprise"), which is a family of companies that provides life insurance, annuities, mutual funds, asset management and other related financial services for millions of consumers nationwide. (Touchstone Advisors is 100% owned by IFS Financial Services, Inc., 311 Pike Street, Cincinnati,
Ohio 45202, which is 100% owned by Western-Southern Life Assurance Company,
400 Broadway, Cincinnati, Ohio 45202, a direct subsidiary of Western & Southern.) Through its seven companies, more than 4,800 associates, and more than 50,000 individuals who sell its products, the Enterprise offers consumers a broad array of products and services to meet their financial security needs. As of December 31, 1999, the Enterprise owned or managed assets of approximately $20 billion and Touchstone Advisors managed assets of approximately $440 million (on a consolidated basis).

         The following chart lists the name, address and principal occupation of the principal executive officers and each director of Touchstone Advisors. The address of each, as it relates to his or her duties with respect to Touchstone Advisors, is the same as that of Touchstone Advisors.

Name                           Principal Occupation
----                           --------------------
Jill Tripp McGruder            Director, President & Chief Executive Officer
Teresa Siegel                  Chief Financial Officer


Patricia Wilson                Chief Compliance Officer
Donald J. Wuebbling            Director, Secretary & Chief Legal Officer
William F. Ledwin              Director
James N. Clark                 Director
Edwin S. Heenan                Vice President & Comptroller
Richard K. Taulbee             Vice President
James J. Vance                 Vice President & Treasurer
Robert F. Morand               Assistant Secretary
David E. Dennison              Assistant Treasurer
Robert A. Dressman             Assistant Treasurer
Timothy D. Speed               Assistant Treasurer

         None of the principal executive officers or directors of the New Manager is affiliated with the Fund.

INFORMATION ABOUT THE SUB-ADVISER

         NATIONAL ASSET MANAGEMENT CORPORATION, 101 South Fifth Street, Louisville, KY 40202, serves as the Sub-Adviser to the Divisions. The Sub-Adviser was founded in 1979 and is owned by its principals. The firm provides investment management services to institutions and high-net worth individuals, and as of December 31, 1999, had assets under management of approximately $4 billion.

         The following chart lists the names, addresses and principal occupation of the principal officers and directors of the Sub-Adviser. The address of each, as it relates to his or her duties with respect to the Sub-Adviser is the same as that of the Sub-Adviser.

Name                                    Principal Occupation
----                                    --------------------
William F. Chandler                     Founder and Principal
Carl W. Hafele                          Chief Executive Officer and Principal
Stephen G. Mullins                      Principal
David B. Hiller                         Principal
Michael C. Heyman                       Principal
Larry J. Walker                         Principal
John W. Ferreby                         Principal
Matthew G. Bevin                        Director of Marketing and Principal
David B. Chick                          Principal
Erik N. Evans                           Principal
Catherine R. Stodghill                  Principal
Brent A. Bell                           Principal
Randall T. Zipfel                       Chief Operating Officer and Principal

TRANSFER AGENT, DIVIDEND AGENT, RECORDKEEPING AGENT AND CUSTODIAN

         Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, acts as the Fund's transfer agent, dividend disbursing agent, recordkeeping agent and custodian.

DISTRIBUTOR


         ARM Securities Corporation ("ARM Securities"), 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069 is the Fund's distributor. It is contemplated that the Fund will terminate the current distribution agreement with ARM Securities upon consummation of the Transaction and enter into a new distribution agreement with Touchstone Securities, Inc., 311 Pike Street, Cincinnati, Ohio 45202, effective upon the Closing Date. The new distribution agreement was approved by the Board of Managers of the Fund at a meeting held on February 18, 2000.

OTHER MATTERS

         The Board of Managers does not know of any other business to be brought before the meeting. If any other matters properly come before the meeting, proxies will vote on such matters in their discretion.


REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS


         THE FUND WILL FURNISH TO CONTRACT HOLDERS, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS. COPIES OF THE ANNUAL AND SEMI-ANNUAL REPORTS MAY BE

OBTAINED FROM THE FUND, WITHOUT CHARGE, BY CONTACTING THE FUND IN WRITING AT THE ADDRESS ON THE COVER OF THIS PROXY STATEMENT, OR BY CALLING 1-800-325-8583.

SHAREHOLDER PROPOSALS

         The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Fund's Rules and Regulations. A shareholder proposal to be considered for inclusion in the proxy statement at any meeting of shareholders hereafter called must be submitted a reasonable time before the proxy statement relating thereto is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                                                Respectfully Submitted,



                                                Kevin L. Howard
                                                Secretary


Dated: March 3, 2000


CONTRACT HOLDERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

                                                                       EXHIBIT A

                            SELECT TEN PLUS FUND, LLC
                              MANAGEMENT AGREEMENT

Agreement, made this ___ day of ______ 2000 between Select Ten Plus Fund, LLC (the FUND) and Touchstone Advisors, Inc., an Ohio corporation (the ADVISER).

W I T N E S S E T H

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the 1940 ACT); and

WHEREAS, the units of beneficial interest of the Fund are divided into separate divisions or portfolios (each, a DIVISION), each of which is established pursuant to a resolution of the Board of Directors of the Fund, and the Board of Directors may from time to time terminate such Divisions or establish and terminate additional Divisions; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the ADVISERS ACT); and

WHEREAS, the Fund desires to retain the Adviser to render or contract to obtain as hereinafter provided investment advisory and supervisory services to the Fund also desires to avail itself of the facilities available from the Adviser with respect to the administration of the Fund's day to day business affairs, and the Adviser is willing to render or contract for such investment advisory, supervisory and administrative services;

NOW, THEREFORE, the parties agree as follows:

1. Appointment of Adviser. The Fund hereby appoints the Adviser to act as manager of the Fund and administrator of its business affairs for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein described, for the compensation herein provided. The Adviser is authorized to enter into one or more sub-advisory agreements (each, a SUB-ADVISORY AGREEMENT) with a registered investment adviser (each, a Sub-Adviser) pursuant to which the Adviser delegates to the Sub-Adviser its obligations for providing investment advisory and certain other services in connection with one or more of the Divisions; provided, that the Adviser, and not the Fund , shall be responsible for any compensation payable under any Sub-Advisory Agreement. Any such Sub-Advisory Agreement may be entered into by the Adviser on such terms and in such manner as may be permitted by the 1940 Act and the rules thereunder. For each Division for which the Adviser has entered into a Sub-Advisory Agreement, the Sub-Adviser shall have the primary responsibility for providing investment advisory services as set forth in Section 2 and shall be responsible for broker-dealer selection as set forth in Section 3 and maintaining books and records as set forth in Section 4, and the Adviser will have supervisory responsibility for investment advisory services furnished by the Sub-Adviser pursuant to the Sub-Advisory Agreement. The Adviser will review the performance of the Sub-Adviser and make recommendations to the Board of Directors of the Fund with respect to the retention and renewal of the Sub-Advisory Agreement.

2. Investment Advisory Services. Subject to the supervision of the Fund's Board of Directors, and in compliance with each Division's investment objectives and policies, the Adviser will provide an investment program for each Division and determine the composition of the assets of each Division, including determination of the purchase, retention or sale of the securities, cash, and other investments contained in such Division's holdings. The Adviser is hereby authorized to execute and perform such services, or to arrange for execution and performance of such services, on behalf of each Division. To the extent, if any, permitted by the investment policies of a Division, the Adviser shall make determinations as to and execute and perform futures contracts and options on behalf of such Division. The Adviser will provide the services under this Agreement in accordance with each Division's investment objective or objectives, policies, procedures and restrictions as stated in the Fund's Registration Statement, as amended from time to time (the REGISTRATIONSTATEMENT), filed with the Securities and Exchange Commission (the SEC) and any other documents that set forth investment policies, procedures or restrictions governing the Division.

The Adviser further agrees as follows:

(a) The Adviser will manage each Division so as to ensure compliance by such Division with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986 and regulations issued thereunder. In managing the Division in accordance with these requirements, the Adviser shall be entitled to receive and act upon advice of counsel.

(b) In undertaking its duties under this Agreement, the Adviser will comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors of which it has notice and the provisions of the Registration Statement.

(c) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Division as well as of the Adviser's or the Adviser's affiliates' other investment advisory clients, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, the Adviser will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner that is fair and equitable in the Adviser's judgment in the exercise of the Adviser's fiduciary obligations to the Fund and to such other clients.

(d) In connection with the purchase and sale of securities for each Division, the Adviser will arrange for the transmission to the custodian, transfer agent, dividend disbursing agent and recordkeeping agent for the Fund (such custodian and agent or agents hereinafter collectively referred to as the AGENT), on a daily basis, such confirmations, trade tickets (which shall state industry classifications unless the Adviser has previously furnished a list of classifications for portfolio securities), and other documents and information, including, but not limited to, Cusip or other numbers that identify securities to be purchased or sold on behalf of each Division as may be reasonably necessary to enable the Agent to perform their administrative and recordkeeping responsibilities with respect to such Division. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's Agent.

(e) The Adviser will monitor on a daily basis, by review of daily pricing reports provided by the Agent to the Adviser, the determination by the Agent for the Fund of the valuation of portfolio securities and other investments of each Division. The Adviser shall not be obligated to independently verify the Agent's pricing determinations, and the Agent's responsibility for accurate pricing determinations of the value of the Division's securities shall not be reduced by the Adviser's duty to monitor such determinations. The Adviser will assist the Agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of each Division for which the Agent seeks assistance from or identifies for review by the Adviser.

(f) The Adviser will make available to the Fund, promptly upon request, all of each Division's investment records and ledgers maintained by the Adviser as are necessary to assist the Fund to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws. The Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(g) The Adviser will provide reports, which may be prepared by the Agent, to the Fund's Board of Directors for consideration at meetings of the Board on the investment program for each Division and the issuers and securities represented in each Division's securities holdings, including a schedule of the investments and other assets held in such Division and a statement of all purchases and sales for each Division since the last such statement, and will furnish the Fund's Board of Directors with periodic and special reports with respect to each Division as the Directors may reasonably request, including statistical information with respect to the Division's securities.

3. Broker-Dealer Selection. The Adviser is responsible for decisions to buy or sell securities and other investments for each Division, broker-dealer and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Adviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Adviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Adviser shall consider all relevant factors, including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Board of Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934
ACT), the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Adviser's having caused a Division to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to such Division and to the other clients as to which the Adviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule lla2-2('I') thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Adviser may engage its affiliates, or any Sub-Adviser to the Fund and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Division.

4. Books and Records. The Adviser shall keep the Fund's books and records required to be maintained by it pursuant to this Agreement, the 1940 Act or otherwise. The Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any such records upon the Fund's request, provided however that the Adviser may retain a copy of such records. The

Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Adviser hereunder.

5. Administrative and Supervisory Services.

(a) The Adviser will coordinate all matters relating to the functions of the Divisions' Sub-Adviser, if any, Agent, accountants, attorneys, and other parties performing services or operational functions for the Divisions.

(b) The Adviser will furnish without cost to the Fund, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Fund's needs.

(c) The Adviser will provide, without remuneration from or other cost to the Fund, the services of a sufficient number of individuals competent to perform all of the Fund's executive, administrative and clerical functions as are necessary to ensure compliance with federal securities laws as well as other applicable laws and to provide effective supervision and administration of the Divisions and which are not performed by employees or other agents engaged by the Fund or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Fund. The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as a member of the Board of Directors or officers of the Fund to serve in the capacities in which they are elected without any remuneration from the Fund.

(d) The Adviser will assist in the preparation of all periodic reports to the unit holders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund's units, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

(e) The Adviser shall assist in the preparation of and, after approval by the Fund, file and arrange for the distribution of proxy materials to Fund unit holders as required by applicable law.

(f) The Adviser shall prepare, or cause the preparation of, and, after approval by the Fund, arrange for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law.

(g) The Adviser shall take such other action with respect to the Divisions, after approval by the Fund, as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities or insurance commissions and other regulatory agencies.

(h) The Adviser shall make its officers and employees available to the Board of Directors and officers of the Fund and Sub-Adviser for consultation and discussions regarding the supervision and administration of the Divisions.

6. Expenses.

(a) During the term of this Agreement, the Adviser shall pay, or cause a Sub-Adviser to pay, the following expenses:

(i) The salaries and expenses of all personnel of the Fund and the Adviser except the fees and expenses of members of the Board of Directors who are not "interested persons" (within the meaning of the 1940 Act) of the Fund, the Adviser, or any Sub-Adviser;

(ii) All expenses reasonably incurred by the Adviser in connection with providing the services described above, including the provision of office space, office equipment, office facilities, and executive, administrative and clerical personnel in accordance with paragraph 2(i) hereof, but excluding the expenses described below to be assumed by the Fund;

(iii) The fees of any Sub-Adviser pursuant to a Sub-Advisory Agreement; and

(iv) The costs and expenses payable by any Sub-Adviser pursuant to a Sub-Advisory Agreement.

(b) Each Division is responsible for and bears all expenses incurred in its operation that are not specifically assumed by the Adviser or ARM Securities Corp., the Fund's distributor, pursuant to the Distribution Agreement with the Fund. General expenses of the Fund not readily identifiable as belonging to one of the Divisions will be allocated among the Divisions by or under the direction of the Fund's Board of Directors in such manner as the Board shall determine to be fair and equitable. Expenses borne by each Division include, but are not limited to, the following (or the Division's allocated share of the following):

(i) The cost (including brokerage commissions, if any) of securities purchased or sold by the Division and any losses incurred in connection therewith;

(ii) Investment management fees due hereunder (but not sub-advisory fees, which are payable by the Adviser);

(iii) Organizational expenses;

(iv) Filing fees and expenses relating to the registration and qualification of the

Fund or the units of a Division under federal or state securities laws and maintenance of such registrations and qualifications;

(v) Fees and expenses payable to the members of the Board of Directors who are not "interested persons" of the Fund or the Adviser, or any Sub-Adviser;

(vi) Taxes (including any income or franchise taxes) and governmental fees;

(vii) Costs of any liability, directors' and officers', uncollectible items of deposit and other insurance and fidelity bonds;

(viii) Legal, accounting and auditing expense;

(ix) Charges of custodians, transfer agents and other agents;

(x) Expenses of setting in type and providing a camera-ready copy of prospectuses and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing unit holders;

(xi) Any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund or any Division;

(xii) Fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and

(xiii) Costs of meetings of unit holders.

7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each Division will pay to the Adviser as full compensation therefor a fee at an annual rate of .50% of the average daily net assets of each Division. This fee will be deducted from the assets of each respective Division and paid to the Adviser monthly, but will be accrued daily for purposes of determining the value of each Division on each day the New York Stock Exchange is open for trading.

8. Liability. Except as may otherwise be required by the 1940 Act and the rules and regulations thereunder, the Adviser, any of its affiliated persons and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Adviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations under this Agreement.

9. Term. Unless sooner terminated, this Agreement shall continue in effect for two years and thereafter for successive one year periods, provided that such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund or any Division thereof (with respect to such Division) at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Division, or by the Adviser at any time, without the payment of any penalty, upon not less than 60 days' prior written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

10. Non-Exclusivity. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser who may also be a member of the Board of Directors, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Adviser to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

11. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

12. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 515 West Market Street, 8th Floor, Louisville, Kentucky 40202, Attention: President; or (2) to the Fund at 515 West Market Street, 8th Floor, Louisville, Kentucky 40202, Attention: President.

13. Choice of Law. Except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware.

14. Fund. The Fund was established under the Delaware Limited Liability Company laws as of September 30, 1998. The Fund may establish separate Divisions, and all debts, liabilities, obligations and expenses of a particular Division shall be enforceable only against the assets of that Division and not against the assets of any other Division or of the Fund as a whole.

15. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

16. Counterparts. This Agreement may be executed in counterparts, and each counterpart shall for all purposes be deemed an original, and all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

SELECT TEN PLUS FUND, LLC


By:
   -----------------------------

TOUCHSTONE ADVISORS, INC.


By:
   -----------------------------

                                                                       EXHIBIT B
                                     FORM OF
                             SUB-ADVISORY AGREEMENT

AGREEMENT, made this ___ day of _______, 2000, between Touchstone Advisors, Inc. (MANAGER), an Ohio corporation, and National Asset Management Corporation, a Kentucky corporation (SUB-ADVISER).

WHEREAS, Manager, an indirect wholly-owned subsidiary of The Western and Southern Life Insurance Company, is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the ADVISERS ACT);

WHEREAS, the Sub-Adviser is an investment adviser registered under the Advisers Act;

WHEREAS, pursuant to a Management Agreement dated __________, 2000 (the MANAGEMENT AGREEMENT), Manager acts as Investment Manager to Select Ten Plus Fund, LLC (the FUND), which is registered under the Investment Company Act of 1940, as amended (the 1940 ACT);

WHEREAS, the Fund is authorized to subdivide into portfolios, each such portfolio representing a separate division (collectively, the DIVISIONS) of securities and investments; and

WHEREAS, Manager desires to retain the Sub-Adviser to furnish investment advisory services to the Fund, and the Sub-Adviser is willing to accept such appointment on the terms and conditions set forth herein.

NOW, THEREFORE, based on the premises and the consideration set forth herein, Manager and the Sub-Adviser agree as follows:

SECTION 1. INVESTMENT ADVISORY SERVICES.

Subject to the supervision of the Fund's Board of Managers and the Manager, and in compliance with each Division's investment objectives and policies, the Sub-Adviser will provide an investment program for the Divisions and determine the composition of the assets of the Divisions, including determination of the purchase, retention or sale of the securities, cash, and other investments contained in the Divisions's holdings.

The Sub-Adviser is hereby authorized to execute and perform such services on behalf of the Divisions. To the extent, if any, permitted by the investment policies of the Divisions, the Sub-Adviser shall make determinations as to and execute and perform futures contracts and options on behalf of the Divisions. The Sub-Adviser will provide the services under this Agreement in accordance with each Division's investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission (SEC). Manager agrees to supply the Sub-Adviser with a copy of the Registration Statement and each amendment thereto (the Registration Statement as amended from time to time hereinafter referred to as the REGISTRATION STATEMENT) and any other documents that set forth investment policies, procedures or restrictions governing the Divisions and to notify the Sub-Adviser in writing of any changes in the investment objectives, policies, procedures and restrictions governing the Divisions.

The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will manage the Divisions so as to ensure compliance by the Divisions with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the CODE) and regulations issued thereunder. In managing the Divisions in accordance with these requirements, the Sub-Adviser shall be entitled to receive and act upon advice of counsel to the Fund, counsel to Manager or counsel to the Sub-Adviser, provided the Sub-Adviser's counsel is acceptable to Manager.

(b) In undertaking its duties under this Agreement, the Sub-Adviser will comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Managers of which it has notice and the provisions of the Registration Statement.

(c) On occasions when the Sub-Adviser is required pursuant to the Divisions' investment objectives to enter into the purchase or sale of a security and such purchase or sale is also in the best interest of the Sub-Adviser's or the Sub-Adviser's affiliates' other investment advisory clients, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, the Sub-Adviser will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner that is fair and equitable in the Sub-Adviser's judgment in the exercise of the Sub-Adviser's fiduciary obligations to the Fund and to such other clients.

(d) In connection with the purchase and sale of securities for the Divisions, the Sub-Adviser, together with Manager, will arrange for the transmission to the custodian, transfer agent, dividend disbursing agent and recordkeeping agent for the Fund (such custodian and agent or agents hereinafter referred to as the AGENT), on a daily basis, such confirmation, trade tickets (which shall state industry classifications unless the Sub-Adviser has previously furnished a list of classifications for portfolio securities), and other documents and information, including (but not limited to) Cusip or other numbers that identify securities to be purchased or sold on behalf of the Divisions as may be reasonably necessary to enable the Agent to perform its administrative and recordkeeping responsibilities with respect to the Divisions. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's Agent, and if requested, Manager.

(e) The Sub-Adviser will monitor on a daily basis, by review of daily pricing reports provided by the Agent to the Sub-Adviser, the determination by the Agent for the Fund of the valuation of portfolio securities and other investments of the Divisions. The Sub-Adviser shall not be obligated to independently verify the Agent's pricing determinations, and the Agent's responsibility for accurate pricing determinations of the value of the Divisions' securities shall not be reduced by the Sub-Adviser's duty to monitor such determinations. The Sub-Adviser will assist the Agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Divisions for which the Agent seeks assistance from or identifies for review by the Sub-Adviser.

(f) The Sub-Adviser will make available to the Fund and Manager, promptly upon request, all of the Divisions' investment records and ledgers maintained by the Sub-Adviser as are necessary to assist the Fund and Manager to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(g) The Sub-Adviser will provide reports, which may be prepared by the Agent, to the Fund's Board of Managers for consideration at meetings of the Board on the investment program for the Divisions and the issuers and securities represented in the Divisions' securities holdings, including a schedule of the investments and other assets held in the Divisions and a statement of all purchases and sales for the Divisions since the last such statement, and will furnish the Fund's Board of Managers with periodic and special reports with respect to the Divisions as the Board of Managers and Manager may reasonably request, including statistical information with respect to the Divisions' securities. In addition, the Sub-Adviser will make available at each meeting of the Board of Managers, either in person or by telephone conference call as instructed by Manager on behalf of the Board of Managers of the Fund, an appropriate person to discuss the investment performance of the Divisions.

(h) The Sub-Adviser will provide information and reports to Manager as Manager shall reasonably request to enable it to review the performance of the Sub-Adviser under this Agreement.

SECTION 2. BROKER-DEALER SELECTION.

The Sub-Adviser is responsible for decisions to buy and sell securities and other investments for the Divisions, broker-dealer and futures commission merchant selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions the Sub-Adviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Sub-Adviser shall consider all relevant factors, including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Board of Managers may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 ACT), the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Sub-Adviser's having caused the Divisions to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Divisions and to the Sub-Adviser's other clients as to which the Sub-Adviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Sub-Adviser may engage its affiliates, Manager and its affiliates or any other sub-adviser to the Fund and its respective affiliates as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for the Divisions.

SECTION 3. RECORDS, REPORTS, ETC.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which the Sub-Adviser maintains for the Divisions are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or Manager's request or upon termination of this Agreement, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by the Rule 204-2 under the Advisers Act for the period specified in the Rule.

SECTION 4. PAYMENT OF EXPENSES.

The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement.

SECTION 5. COMPENSATION FOR SERVICES.

Manager will pay to the Sub-Adviser a monthly sub-advisory fee (adjusted pro rata for any shorter applicable period) at an annual rate of .10% of the first $100 million of average daily net assets of the Divisions from the management fee actually received by Manager from the Fund and its affiliated fund offered by National Integrity Life Insurance Company; and at an annual rate of .05% of average daily net assets above $100 million of the Divisions from the management fee actually received by Manager from the Fund and its affiliated fund offered by National Integrity Life Insurance Company; provided, however, the Sub-Adviser is guaranteed a minimum sub-advisory fee of $50,000 annually; and provided further, that the sub-advisory fee shall be reduced proportionately if the management fee actually paid to Manager by the Divisions shall have been reduced as a result of applicable state expense limitations or fee waivers agreed to in writing by the Sub-Adviser. The sub-advisory fee shall be computed, accrue and be payable in the same manner as the management fee which is payable by the Separate Account to Manager pursuant to the Management Agreement and as specified in the Separate Account's Registration Statement.

SECTION 6. LIABILITY FOR SERVICES.

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, and except as set forth in the next paragraph, the Fund and Manager agree that the Sub-Adviser, any of its affiliated persons, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Sub-Adviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

SECTION 7. INDEMNIFICATION BY SUB-ADVISER.

The Sub-Adviser agrees to indemnify and hold harmless Manager against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which Manager may become subject arising out of or based on the breach or alleged breach by the Sub-Adviser of any provisions of this Agreement; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from Manager's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by Manager of its duties. The foregoing indemnification shall be in addition to any rights that Manager may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control Manager, be controlled by Manager or be under common control with Manager and its affiliates, directors, officers, employees and agents. The Sub-Adviser's agreements in this paragraph shall also extend to any of Manager's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 8. INDEMNIFICATION BY MANAGER.

Manager agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach or alleged breach by Manager of any provisions of this Agreement or the Management Agreement, or any wrongful action or alleged wrongful action by Manager or its affiliates in the distribution of the Fund's units, or any wrongful action or alleged wrongful action by the Fund other than wrongful action or alleged wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that Manager shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. Manager's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, directors, officers, employees and agents. Manager's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 9. NOTICE AND DEFENSE OR PROCEEDINGS, ETC.

Promptly after receipt by a party indemnified under paragraph 7 or 8 above of notice of the commencement of any action, proceeding or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the legal fees and expenses incurred by the indemnified party for continuing its defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party.

SECTION 10. REPRESENTATIONS AND WARRANTIES; COVENANTS.

(a)  The Sub-Adviser hereby represents and warrants as follows:

(i) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(ii) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

(iii) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

(iv) The Sub-Adviser has reviewed the Registration Statement for the Fund filed with the SEC, and with respect to the disclosure about the Sub-Adviser and the Divisions or information relating, directly or indirectly, to the Sub-Adviser or the Divisions which was made in reliance upon and in conformity with written information provided by the Sub-Adviser to the Fund specifically for use therein or, if written information was not provided, which the Sub-Adviser had the opportunity to review prior to filing with the SEC, such Registration Statement contains, as of its date, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(b) The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

(i) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(ii) The Sub-Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

(iii) The Sub-Adviser shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law;

(iv) The Sub-Adviser shall promptly notify Manager and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify Manager and the Fund promptly with respect to written material that has been provided to the Fund or Manager by the Sub-Adviser for inclusion in the Registration Statement or prospectus for the Fund or any supplement or amendment thereto, or, if written material has not been provided, with respect to the information in the Registration Statement or Prospectus, or any amendment or supplement thereto, reviewed by the Sub-Adviser, in either case of any untrue statement of a material fact or of any omission of any statement of a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading.

SECTION 11. EXCLUSIVITY OF USE OF NAMES.

The Sub-Adviser acknowledges and agrees that the name PINNACLE and SELECT TEN PLUS, and abbreviations or logos associated with those names, are the valuable property of Manager and its affiliates; that the Fund, Manager and its affiliates have the sole right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names PINNACLE and SELECT TEN PLUS, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder. Manager acknowledges that "National Asset Management Corporation" (the SUB-ADVISER'S
NAME) is distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the Sub-Adviser's name is a property right of the Sub-Adviser, and the Sub-Adviser's name in connection with the Divisions is understood to be used by the Fund with the Sub-Adviser's consent. The Sub-Adviser hereby grants to the Fund a non-exclusive license to use the Sub-Adviser's name in the name of the Divisions upon the conditions hereinafter set forth; provided that the Fund may use such name only so long as the Sub-Adviser shall be retained as the investment sub-adviser of the Divisions pursuant to the terms of this Agreement. Any such use by the Fund shall in no way prevent the Sub-Adviser or any of its successors or assigns from using or permitting the use of the Sub-Adviser's name along with any other word or words, for, by or in connection with any other entity or business, other than the Fund or its business, whether or not the same directly competes or conflicts with the Fund or its business in any manner. Manager acknowledges that the Fund shall use the Sub-Adviser's name in connection with the Divisions for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser and that the Fund's rights in the Sub-Adviser's name are limited to its use as a component of the Divisions's name and in connection with accurately describing the activities of the Divisions. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the Divisions, then the Fund at their own expense, upon the Sub-Adviser's written request:

(i) shall cease to use the Sub-Adviser's name, or any combination thereof for any other commercial purpose (other than the right to refer to the Divisions' former Sub-Adviser's name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required under the 1940 Act);

(ii) shall use its best efforts to cause the Fund's officers and Board of Managers to take any all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser all rights which the Fund may have to such name. Manager agrees to take any all actions as may be necessary or desirable to effect the foregoing. The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.

SECTION 12. ENTIRE AGREEMENT; AMENDMENT, WAIVER.

This Agreement supersedes all prior agreements between the parties and constitutes the entire agreement by the parties. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to the Divisions until approved as required by the 1940 Act.

SECTION 13. EFFECTIVENESS AND DURATION OF AGREEMENT.

Unless sooner terminated, this Agreement shall continue in effect for two years and thereafter for successive one year periods, provided that continuation of this Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the 1940 Act by a majority of the Managers of the Fund, including a majority of the Managers who are not interested persons of the Sub-Adviser, Manager or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

SECTION 14. TERMINATION OF AGREEMENT, ASSIGNMENT.

This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Adviser or by Manager, upon sixty (60) days' written notice from the terminating party to the other party and to the Fund, or by the Fund, upon sixty (60) days written notice to the Sub-Adviser and Manager, acting pursuant to a resolution adopted by a majority of the members of the Board of Managers who are not interested persons or by a vote of the holders of the lesser of (1) 67% of the Divisions' voting shares present if 8 the holders of more than 50% of the outstanding shares are present in person or by proxy, or
(2) more than 50% of the outstanding shares of the Divisions. This Agreement shall automatically terminate in the event of its assignment or the termination of the Management Agreement pertaining to the Divisions. Termination of this Agreement shall not affect rights of the parties which have accrued prior thereto. The provisions of paragraphs 6, 7, 8, 9 and 11 shall survive the termination of this Agreement, except that if Manager or the Fund terminates the Agreement, the first paragraph of Section 11 shall not survive termination.

SECTION 15. DEFINITIONS.

The terms ASSIGNMENT and INTERESTED PERSON when used in this Agreement shall have the meanings given such terms in the 1940 Act and the rules and regulations thereunder.

SECTION 16. CONCERNING APPLICABLE PROVISIONS OF LAW.

This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control. This Agreement shall be governed by the laws of the State of Kentucky, without reference to principles of conflicts of law.

SECTION 17. COUNTERPARTS.

This Agreement may be executed in counterparts, and each counterpart shall for all purposes be deemed an original and all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, authorized officers of Manager and the Sub-Adviser have executed this Agreement as of the day and year first written above.

TOUCHSTONE ADVISORS, INC.


By:
   -----------------------------------
Attest:
       -------------------------------


NATIONAL ASSET MANAGEMENT CORPORATION

By:
   -----------------------------------
Attest:
       -------------------------------

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
            -PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.-



PORTFOLIO NAME PRINTS HERE                                                                                  VOTING INSTRUCTION CARD

PLEASE MARK YOUR VOTING INSTRUCTION CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING
ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY NATIONAL INTEGRITY LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES
BY THE MANAGERS OF SELECT TEN PLUS FUND, LLC. A VOTING INSTRUCTION CARD IS PROVIDED FOR THE DIVISIONS IN WHICH YOUR CONTRACT
VALUES WERE INVESTED AS OF FEBRUARY 24, 2000.

The undersigned hereby instructs National Integrity Life Insurance Company to vote the shares of Select Ten Plus Fund, LLC (The
"Fund") attributable to his or her variable annuity contract at the Special Meeting of Shareholders to be held at the Fund's offices, 515 West Market Street, Louisville, Kentucky 40202 at 4:00 p.m. Eastern Time, April 4, 2000, and any adjournments thereof, as indicated on the reverse side.

                                                                                Dated:
                                                                                      ---------------------------------
                                                                                        PLEASE SIGN IN BOX BELOW

                                                                                If a contract is held jointly, each contract owner
                                                                                should sign. If only one signs, his or her
                                                                                signature will be binding. If the contract owner
                                                                                is a corporation, the President or a Vice
                                                                                President should sign in his or her own name,
                                                                                indicating title. If the contract owner is a
                                                                                partnership, a partner should sign in his or her
                                                                                own name, indicating that he or she is a partner.
                                                                                ---------------------------------------------------


                                                                                ---------------------------------------------------
                                                                                SIGNATURE(S)
                                                                                TITLE(S), IF APPLICABLE

                      -- PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING --




 INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER /X/ USING BLUE OR BLACK INK OR DARK PENCIL.
                                        PLEASE DO NOT USE RED INK

THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT HOLDER. IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

                                                                                                FOR            AGAINST      ABSTAIN
1. To approve the new investment management agreement between the Fund and Touchstone           / /              / /         / /
   Advisors, Inc. (the "New Manager").

2. To approve a new sub-advisory agreement between the New Manager and National                 / /              / /         / /
   Asset Management Corporation.
                                                                                                FOR             WITHHOLD
3. To elect & state of five members to the Fund's Board of Managers to hold office     ALL NOMINEES LISTED  AUTHORITY TO VOTE
   until their successors are duly elected and qualified:                                (EXCEPT AS NOTED   FOR ALL NOMINEES
                                                                                         IN SPACE PROVIDED)     LISTED
   [A]  John R. Lindholm                            [D]  John Katz
   [B]  Chris LaVictoire Mahal                      [E]  Irvin W. Quesenberry, Jr.              / /              / /
   [C]  William B. Faulkner

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY WRITING THAT NOMINEE(S) NAME(S)
IN THE SPACE PROVIDED BELOW.                                                                    |_               |_          |_

------------------------------------------------------------------------------                  FOR            AGAINST      ABSTAIN

4. To ratify the selection of Ernst & Young LLP as the Fund's independent accountants           / /              / /         / /
for the fiscal year ending December 31, 2000.

5. To transact such other matters as may properly come before the Meeting or any
   adjournment thereof.                                                                                                  SELECT 10+
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